UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2006

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On October 31, 2006, in connection with its determination that its historical financial statements for one or more prior fiscal years would have to be restated as a result of incorrect accounting relating to the allocation of goodwill received by the Company from its former parent company, the Company temporarily suspended its employees’ ability to trade in the Company’s common stock in the Company’s equity incentive programs. The Company gave notice of the blackout period, which began on 7:00 AM on October 31, 2006, to affected employees, its executive officers and directors on October 31, 2006. During the blackout period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company’s directors and executive officers were prohibited from purchasing, selling or otherwise acquiring any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock.

On November 20, 2006, the Company amended and restated certain of its periodic reports to correct the errors contained in those reports and filed those amended periodic reports with the Securities and Exchange Commission, thereby restoring the reliability of those periodic reports and eliminating the need to restrict its employees’ ability to trade in the Company’s common stock in the Company’s equity incentive programs. Consequentially, employees of the Company not designated as insiders under the Company’s insider trading policy will be permitted to resume all transactions in the Company’s securities, including purchases and sales of the Company’s common stock through transactions in the Wright Express stock fund under the Wright Express Corporation Employee Savings Plan, beginning on Tuesday, November 21, 2006.

Pursuant to the terms of the Company’s insider trading policy and the notice that it transmitted to its directors and executive officers and certain designated employees informing them of the commencement of the blackout period, on November 20, 2006, the Company sent a notice to its directors and executive officers (a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference) informing them that the blackout period would end on Friday, November 24, 2006, the third business day following the business day on which the Company’s restated financial statements were filed with the Securities and Exchange Commission. No person subject to the Company’s insider trading policy will be permitted to engage in transactions in the Company’s securities until 9:30 AM on Friday, November 24, 2006; however, transactions executed pursuant to contracts, instructions and written plans satisfying the affirmative defense conditions of rule 10b5-1(c) under the Exchange Act of 1934, as amended, may resume on Tuesday, November 21, 2006.

Item 9.01 Financial Statements and Exhibits.

99.1* Notice to Directors and Officers of Wright Express Corporation of Termination of Blackout Period, dated November 20, 2006.

* Indicates that exhibit is filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

November 20, 2006	By:	Melissa D. Smith

Name: Melissa D. Smith
Title: Senior Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Notice to Directors and Officers of Wright Express Corporation of Termination of Blackout Period, dated November 20, 2006.